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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2003

                                 DRIL-QUIP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      001-13439                74-2162088
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

        13550 Hempstead Highway
            Houston, Texas                                            77040
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 939-7711

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Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed herewith:

     99.1 Press Release issued May 7, 2003 regarding the first quarter earnings of Dril-Quip, Inc.

Item 9. Regulation FD Disclosure (provided under Item 12).

     On May 7, 2003, Dril-Quip, Inc. ("Dril-Quip") reported first quarter 2003 earnings. For additional information regarding Dril-Quip's first quarter 2003 earnings, please refer to Dril-Quip's press release attached to this report as
Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein. In accordance with SEC Release No. 33-8216, this information, required to be furnished under Item 12 "Results of Operations and Financial Disclosure," is instead furnished under Item 9 "Regulation FD Disclosure" and is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item 12. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by Dril-Quip under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Dril-Quip, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Dril-Quip.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DRIL-QUIP, INC.




Date: May 12, 2003                     By: /s/ Gary D. Smith
                                          --------------------------------------
                                             Gary D. Smith
                                             Co-Chairman and Co-Chief Executive
                                             Officer

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                                  Exhibit Index
                                  -------------

Exhibit Number             Exhibit Description
--------------             -------------------

99.1 Press Release issued May 7, 2003 regarding the first quarter earnings of Dril-Quip, Inc.

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